Restricted Cash	12 Months Ended
Jun. 30, 2023
Restricted Cash [Abstract]
Restricted cash

(4) Restricted cash

Restricted cash were Nil and US$598,402 as of June 30, 2023, and 2022, respectively. The restricted cash represented deposits pledged to Hang Sang Bank Limited to secure banking facilities granted to the Company. The restricted deposits for the banking facilities have been fully released by respective bank in September 2022 with the revised bank facilities